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                                                                    EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of Blue River Bancshares, Inc. (the "Company") on Form 10-KSB for the year ended December 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Patrice
M. Lima, Vice President and Controller, of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

     This certification is furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed for any other purpose.


/s/ Patrice M. Lima
-------------------------------------
Vice President and Controller
March 30, 2007


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